PRICEWATERHOUSECOOPERS

                                                      PricewaterhouseCoopers LLP
                                                             214 N. Tryon Street
                                                                        Ste 3600
                                                              Charlotte NC 28202
                                                        Telephone (704) 344 7500
                                                        Facsimile (704) 344 4100


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Amendment No.9 to the Pioneer Protected Principal Plus Fund of Pioneer Protected Principal Trust's Registration Statement on Form N-1A, of our report dated February 25, 2009, relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in Bank of America Corporation's Annual Report on Form 10-K for the year ended December 31, 2008.


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP

April 27, 2009


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                                                          PRICEWATERHOUSECOOPERS


                                                      PricewaterhouseCoopers LLP
                                                             214 N. Tryon Street
                                                                        Ste 3600
                                                              Charlotte NC 28202
                                                        Telephone (704) 344 7500
                                                        Facsimile (704) 344 4100


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion within Exhibit 23(k) in this Amendment No.9 to the Pioneer Protected Principal Plus Fund of Pioneer Protected Principal Trust's Registration Statement on Form N-1A, of our report dated March 26, 2009 relating to the financial statements of Main Place Funding, LLC, which appears in Main Place Funding, LLC's Financial Statements for the year ended December 31, 2008.


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP

April 27, 2009